Prospectus Supplement

John Hancock Funds II

Redwood Fund (the fund)

Supplement dated January 1, 2019 to the current Prospectus, as may be supplemented

Effective January 22, 2019 the fund is changing its name to Disciplined Alternative Yield Fund. Accordingly, all references to “Redwood Fund” in the Prospectus are changed to “Disciplined Alternative Yield Fund” as of that date. Through January 21, 2019, the fund will continue to be named Redwood Fund.

In connection with the name change, the fund is changing its investment objective. Therefore, effective January 22, 2019, the disclosure under the heading “Investment Objective” in the “Fund Summary” section and the disclosure under the heading “Principal Investment Strategies” in the “Fund details” section regarding the fund’s investment objective is revised and restated as follows:

The fund creates alternative yield instruments which are built by creating positions that consist of owning a long stock position and short in-the-money call option. Through these alternative yield positions, the fund seeks long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II

Redwood Fund (the fund)

Supplement dated January 1, 2019 to the current Statement of Additional Information (the SAI), as may be supplemented

Effective January 22, 2019 the fund is changing its name to Disciplined Alternative Yield Fund. Accordingly, all references to “Redwood Fund” in the SAI are changed to “Disciplined Alternative Yield Fund” as of that date. Through January 21, 2019, the fund will continue to be named Redwood Fund.

You should read this Supplement in conjunction with the SAI and retain it for future reference.